March 20, 2017 SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Fourth Quarter 2016

2 Disclaimer This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believe,” “expect,” “hope,” “anticipate,” “estimate,” “intend,” “plan,” “assume” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by the forward-looking statements are: (1) the effects of regulation and policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Consumer Financial Protection Bureau, including changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve, the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions; banking, capital and liquidity, regulations and policies and the application and interpretations thereof by regulatory bodies, and the impact of changes in and interpretations of generally accepted accounting principles in the United States of America; (2) the strength of the United States economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non- performing assets, charge-offs, and provisions for credit losses; (3) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; (5) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (6) SHUSA’s ability to manage changes in the value and quality of its assets, changing market conditions that may force management to alter the implementation or continuation of cost savings or revenue enhancement strategies and the possibility that revenue enhancement initiatives may not be successful in the marketplace or may result in unintended costs; (7) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements and expectations; (8) SHUSA’s ability to effectively mange its capital, including approval of its capital plan by regulators; (9) changes in debt ratings assigned to SHUSA and its subsidiaries; (10) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the acceptance of such products and services by customers, and the potential for new products and services to impose additional costs on SHUSA and expose SHUSA to increased operational risk; (11) changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of SHUSA as a suitable service provider or counterparty; (12) the ability of SHUSA and its third-party vendors to convert and maintain SHUSA’s data processing and related systems on a timely and acceptable basis and within projected cost estimates; (13) SHUSA's ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business and the possibility that SHUSA's controls will prove insufficient, fail or be circumvented; (14) the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, which is a significant development for the industry, the full impact of which will not be known until the rule-making processes mandated by the legislation are complete, although the impact has involved and will involve higher compliance costs that have affected and will affect SHUSA’s revenue and earnings negatively; (15) SHUSA's ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meets regulatory expectations; (16) competitors of SHUSA that may have greater financial resources or lower costs, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA;

3 Disclaimer (cont.) (17) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters; (18) the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (19) adverse publicity, whether specific to SHUSA or regarding other industry participants or industry- wide factors, or other reputational harm; and (20) SHUSA’s success in managing the risks involved in the foregoing. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), or Santander Consumer Holdings USA, Inc. (“SC”) in any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. On February 18, 2014, the Federal Reserve issued the final rule implementing certain of the enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Final Rule") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company ("IHC"). Due to its U.S. non-branch total consolidated asset size, Santander was subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non- bank subsidiaries previously outside SHUSA to SHUSA, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp, Banco Santander International (“BSI”), Santander Investment Services, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. As these entities were and are solely owned and controlled by Santander prior to and after July 1, 2016, in accordance with Accounting Standards Codification 805, the transaction has been accounted for under the common control guidance which requires SHUSA to recognize the assets and liabilities transferred at their historical cost of the transferring entity at the date of transfer. Additionally, as this transaction represents a change in reporting entity, the guidance requires retrospective combination of the entities for all periods presented in the financial statements as if the combination had been in effect since the inception of common control. The entities transferred approximately $14.1 billion of assets and approximately $11.8 billion of liabilities to SHUSA on July 1, 2016. The transfer added approximately $69.9 million and $68.8 million of net income to SHUSA for the nine-month periods ended September 30, 2016 and 2015 after the financial statements have been recast to reflect the operations of the commonly controlled entities for all periods presented as a change in reporting entity. Historical financial information in this presentation has not been consistently recast to reflect the above financial reporting requirements.

4 Santander Bank Santander Consumer USA Santander Puerto Rico Banco Santander International Santander Investment Securities SHUSA is a bank holding company (“BHC”) headquartered in Boston, MA and is wholly owned by Santander (NYSE: SAN) Introduction • SHUSA consists of: • Well-established banking franchises in the Northeast and Puerto Rico • A nationwide auto finance business • A wholesale broker-dealer in New York • International private banking business • Regulated by the Federal Reserve • SEC registered1 12SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov. Filings are also accessible through SHUSA’s website at www.santanderus.com

5  Corporate Structure1 Santander Holdings USA, Inc. $137.4BN Assets Santander Bank, N.A. $82.4BN Assets Santander Consumer USA Holdings Inc. $38.5BN Assets SHUSA is the intermediate holding company (IHC) for Santander’s U.S. operations 1Balances as of December 31, 2016 2Puerto Rico = includes Banco Santander Puerto Rico and SSLLC Approximately 58.8% ownership Banco Santander, S.A. Puerto Rico2 $5.4BN Assets BSI $7.3BN Assets SIS $1.2BN Assets 100% ownership Added to SHUSA effective July 1, 2016

6 2016 Executive Summary1 Liquidity and Funding Capital Balance Sheet 1Data as of 12/31/16 unless otherwise noted 2Includes non controlling interest 3Liquidity coverage ratio Earnings Credit Quality  2016 net income of $641MM2  SHUSA 2016 net interest margin of 5.66%  SBNA NIM improved from 2.19% at 4Q15 to 2.30% at 4Q16  During 2016, SHUSA’s balance sheet increased by $9.7BN mainly due to the IHC consolidation completed in 3Q16  SHUSA maintains an LCR3 in excess of the regulatory requirement  Holding company held $3.9BN in high quality liquid assets as of 4Q16  SHUSA’s funding needs are expected to be driven by TLAC requirements  Common Equity Tier 1 (“CET1”) ratio of 14.5% as of 4Q16 growing through retained earnings and the contribution of the new IHC entities  SBNA’s non-performing loans and criticized balances steadily decreased during 2016; 4Q16 increase in annualized charge offs due to two commercial clients  In 2016 120 SC asset-backed securities (“ABS”) tranches totaling $9.7BN were upgraded by Moody’s, S&P, and Fitch  SC delinquency and gross losses increased YoY driven by 2015 originations

7 Quarterly Profitability1 Net Interest Income ($MM) Pre-Tax Pre-Provision Income/(Loss) ($MM) Pre-Tax Income/(Loss) ($MM) Net Income/(Loss) ($MM)2 (3,647) 1,032 985 1,022 783 (3,500) (2,500) (1,500) (500) 500 1,500 4Q15 1Q16 2Q16 3Q16 4Q16 1,605 1,616 1,586 1,621 1,583 0 500 1,000 1,500 2,000 4Q15 1Q16 2Q16 3Q16 4Q16 (4,704) 150 388 334 3 (500) (350) (200) (50) 100 250 400 4Q15 1Q16 2Q16 3Q16 4Q16 (3,665) 85 253 226 30 (500) (375) (250) (125) - 125 250 4Q15 1Q16 2Q16 3Q16 4Q16 1Periods prior to 3Q16 have not been re-cast for the IHC consolidation. Refer to SHUSA 2016 Form 10-K for annual results re-casted for IHC consolidation 2 Net Income includes noncontrolling interest 4Q16 results impacted by one-time charges

8 18% 11% 5% 8% 7% 7% 16% 5% 4% 3% 16% Balance Sheet Overview1 7% 5% 4% 6% 4% 7% 6% 19% 14% 7% 19% Investments Auto Loans 2% Cash Non Interest- Bearing Demand Deposits Other Assets C&I CRE Residential Mortgage Other Loans Operating Lease Assets Goodwill Home Equity Multi-Family $137.4BN Assets $115.0BN Liabilities $22.4BN Equity Interest- Bearing Demand Deposits Secured Structured Financings Equity Other Liabilities FHLB Money Market Certificates of Deposit Savings Revolving Credit Facilities Other Borrowings SHUSA balance sheet reflects subsidiary banks funded by core deposits and an auto finance company funded with secured wholesale funds 1Balances as of December 31, 2016

9 2 Balance Sheet Trends: Overview $128 $131 $126 $139 $137 Liabilities & Equity $ in billions Balance sheet increase in Q316 driven by the IHC consolidation $128 $131 $126 $139 $137 Assets 1Periods prior to 3Q16 have not been re-cast for the IHC consolidation. Refer to the SHUSA 2016 Form 10-K for annual results re-casted for the IHC consolidation.

10 Reserve Coverage (ALLL/NPL2) ALLL to Total Loans 98.6% 93.2% 100.2% 90.6% 111.3%114.6% 119.4% 106.5% 91.4% 109.0%106.0% 120.0%118.6%120.6%115.3%113.2% 110.4% 109.0% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Santander Bank Large Banks** Non-Performing Loan Ratio Delinquency1 SBNA: Asset Quality **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD. 2NPLs= Nonaccruing loans plus accruing loans 90+ DPD. 0.56% 0.37% 0.39% 0.43%0.40% 0.47% 0.42%0.46% 0.47% 0.75%0.76% 0.86%0.83%0.79% 0.86% 0.95% 0.73% 0.80% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Santander Bank Large Banks** 1.12%1.13% 0.98% 0.94%0.96% 1.30% 1.16% 1.26% 1.22% 1.20%1.22% 1.29% 1.25% 1.18% 1.17% 1.14% 1.28% 1.26% 4Q14 1Q15 2Q15 3Q15 4Q15 Q16 2Q16 3Q16 4Q16 Santander Bank Large Banks** 1.21% 1.17% 1.16%1.18%1.07%1.07% 1.17%1.21% 1.02% 1.27%1.29%1.26%1.28%1.3%.34% 1.36% 1.2% 1.22% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Santander Bank Large Banks**

11

SBNA: Asset Quality (cont.)

NPLs and criticized balances continue their downward trend; 4Q16 charge off increase due to two commercial clients

Non-Performing Loans[1]


-6%
$ MM
$619
$590
$515
$497
$513
$710
$687
$615
$583
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

Criticized Balances[2]


Criticized Balances
Criticized Ratio
$ MM
$1,980 $1,972 $2,073 $2,171 $2,333 $2,626 $2,376 $2,337 $2,018
3.92% 3.78% 3.95% 4.09% 4.35% 4.81% 4.36% 4.42% 3.87%
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

Annualized Net Charge off Ratio


Annualized NCO = Quarterly NCO*4
0.91%
3
0.49% 0.36% 0.35% 0.36% 0.43% 0.39% 0.41% 0.43% 0.45%
0.31%
0.38%
0.23% 0.26% 0.31% 0.20% 0.12% 0.15% 0.25%
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16
Santander Bank
Large Banks**

Texas Ratio[4]


16.2% 15.1% 14.5% 13.9% 14.0% 14.3% 13.7% 13.1% 12.9%
10.1% 9.3% 8.5% 7.9% 8.6% 10.7% 10.3% 9.6% 9.5%
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16
Santander Bank
Large Banks**

**Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC

[1]NPLs = Nonaccruing loans *plus* accruing loans 90+ DPD;.

[2]Criticized = loans that are categorized as special mention, substandard, doubtful, or loss.

[3]4Q16 impacted by two commercial clients. Excluding these clients the charge-off ratio would be 0.31%.

[4]See Appendix for definition and non-GAAP measurement reconciliation.

Santander

12 SC: Asset Quality – Loss and Delinquency YoY delinquency and gross losses increased driven by 2015 originations which were more nonprime in nature and slower portfolio growth  Recovery rates and net losses in Q2 2016 benefited by proceeds from bankruptcy sales1 1 Excluding bankruptcy sales, recovery rates would have been 59% 2Indivusally Acquired Retail Installment Contracts Held For Investment Credit2 Delinquency2 SOURCE: SC Fourth Quarter and Full Year 2016 Presentation, January 25, 2017

13 SC: Asset Quality – Loss Performance Gross Losses *Retained originations only 1As of the end of the year each vintage was originated 2Auction fees included in net losses. Financial statements reflect auction fees in repossession expense, therefore, net losses included on this slide are higher . 3First half vintage describes January through June vintage performance through the end of December for each year. Net Losses2 Early indications show the first half of the 2016 vintage is outperforming the 2015 vintage on a gross and net loss basis1 SOURCE: SC Fourth Quarter and Full Year 2016 Presentation, January 25, 2017

14 2 2017 2018 2019 2020 … 2025 … … 2036 Perp Wholesale Funding Profile1 Trust Pref $150 Sr Debt 4.625% Sr Debt 3.0% Sr Debt 3.45% 2017 2018 2019 Perp6.3 3 10.7 6.9 8.0 8.0 13.5 13.5 Utilized $31.4 SC ($BN) Public Sec Committed FHLB Bank Debt HoldCo Debt 3rd Party Rev Santander2 Trust Pref Pref Stock Sr Debt 4.6% Sr Debt 3M+ 145 REIT Pref 12.2% FHLB 0.6% FHLB 0.8% $0.18 $2.9 $4.0 Public Sec $38.5 $0.6 $0.5 $0.22 $0.2 1As of December 31, 2016. 2$0.3BN difference in Santander balance between SHUSA and SC charts reflects $0.3BN facility between SHUSA and SC that is eliminated at the consolidated level. $44.4 $43.2 $1.0 Sr Debt 2.65% FHLB 0.8% Private Amort. SBNA ($BN, % yield) SHUSA HOLDCO ($BN, % yield) SHUSA ($BN) $1.1 Sr Debt 4.5% Debt 4.2% $0.6 Private Amort. 3rd Party Rev Santander2 Holding company funding will be driven by total loss-absorbing capacity (“TLAC”) requirement and liquidity risk management $1.0 Sr Debt 2.7% FHLB

15 2 2 Federal Reserve (FRB) Final TLAC Rule  TLAC requirement of 20.5% of risk weighted assets (“RWA”) and LTD requirement of 6.0% of RWA  SHUSA expects to issue approximately $5BN-$6BN by 2019 to meet the LTD requirement  On March 1, 2017, SHUSA notified the public1 of language changes being made to its debt indenture to comply with the FRB LTD debt requirements. The changes to the debt indenture will apply solely to newly-created debt securities Illustration 12SHUSA Form 8-K filed March 1, 2017 SHUSA will be required to meet TLAC and LTD requirements by January 1, 2019

16 2 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis 2Periods prior to 3Q16 have not been re-cast for the IHC consolidation 3Fully phased-in under the standardized approach - see SHUSA 2016 Form 10-K Under fully phased-in US Basel III rule,3 CET1 ratio as of 4Q16 was 13.7% Capital Ratios1,2 Tier 1 Leverage Tier 1 risk based Common Equity Tier 1 Total Risk Based 12.0% 11.9% 12.4% 14.1% 14.5% 4Q15 1Q16 2Q16 3Q16 4Q16 11.6% 11.5% 11.6% 12.5% 12.5% 4Q15 1Q16 2Q16 3Q16 4Q16 13.5% 13.4% 14.0% 15.7% 16.1% 4Q15 1Q16 2Q16 3Q16 4Q16 15.3% 15.3% 15.8% 17.6% 18.0% 4Q15 1Q16 2Q16 3Q16 4Q16

17 2 2 Rating Agencies Santander Bank Te S&P Moody’s Short Term Deposits A-2 P-1 Senior Debt BBB+ Baa2 Outlook Stable Stable SHUSA S&P Moody’s N/A N/A BBB+ Baa3 Stable Stable  On August 5, 2016, S&P affirmed SHUSA’s and SBNA’s ratings of A-2/BBB+/stable  On October 18, 2016, Moody’s downgraded SHUSA’s senior debt rating by 1 notch from Baa2 to Baa3 and moved SHUSA’s outlook from negative to stable  On October 18, 2016, Moody’s affirmed SBNA’s ratings at P-1/Baa2 and the outlook at stable December 31, 2016 Banco Santander S&P Moody’s A-2 P-2 A- A3 Positive* Stable *S&P raised Banco Santander’s outlook from Stable to Positive on February 9, 2017

Appendix

19 2 2 Santander U.S. Web site SantanderUS.com At-a-Glance • Up-to-date key Santander US information in one institutional website • 6 sections: • About Us • Structure and governance • Board of Directors • Management • Financial Services • Investor and Shareholder Relations (includes link to SEC filings and fixed-income investor presentations) • Media Relations • Communities • Careers • Links to U.S. business units WWW.SANTANDERUS.COM

20 2 2 Consolidating Balance Sheet (1) Includes holding company, eliminations, IHC eliminations and purchase accounting marks related to SC consolidation (2)The IHC entities are presented within "other" in the company's financial statement segment presentation due to immateriality. (US $ millions) Bank SC Other (1) IHC Entities (2) SHUSA Assets Cash and cash equivalents 4,906$ 160$ (28) 4,998 10,036$ Investments 17,503 - 990 922 19,415 Loans 51,638 27,072 (427) 7,536 85,819 Less allowance for loan losses (533) (3,591) 407 (97) (3,814) Total loans, net 51,105 23,641 942 7,439 82,005 Goodwill 3,403 74 967 11 4,455 Other assets 5,446 14,663 817 534 21,460 Total assets 82,363$ 38,538$ 3,688$ 13,904$ 137,371$ Liabilities and Stockholders' Equity Deposits 60,192$ - (3,043) 10,091 67,240$ Borrowings and other debt obligations 7,755 31,324 4,126 319 43,524 Other liabilities 998 1,975 101 1,154 4,228 Total liabilities 68,945 33,299 1,184 11,564 114,992 Stockholders' equity including noncontrolling interest 13,418 5,239 1,382 2,340 22,379 Total liabilities and stockholders' equity 82,363$ 38,538$ 2,566$ 13,904$ 137,371$ December 31, 2016

21 Consolidating Income Statement (1)Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. (2) SHUSA net income includes non-controlling interest. (3)The IHC entities are presented within "other" in the company's financial statement segment presentation due to immateriality. (US $ Millions) Bank SC Other (1) IHC Entities Interest income 2,209$ 5,255$ 173$ 353 7,990$ Interest expense (477) (806) (110) (32) (1,425) Net interest income 1,732 4,449 63 321 6,565 Fees & other income/(expense) 928 1,431 (113) 452 2,698 Other non interest income 58 - - - 58 Net revenue 2,718 5,880 (50) 773 9,321 G & A expense (2,160) (2,235) (197) (530) (5,122) Other expenses (193) (17) (37) (17) (264) Provision for credit losses (132) (2,468) (309) (71) (2,980) Income/(loss) before taxes 233 1,160 (593) 155 955 Income tax (expense)/benefit (81) (394) 166 (5) (314) Net income/(loss) 2 152$ 766$ (427)$ 150$ 641$ SHUSA For the year ended December 31, 2016

22 2 2 Quarterly Trended Statement of Operations1 (US $ Millions) 4Q151 1Q161 2Q161 3Q16 4Q16 Interest income 1,933$ 1,970$ 1,942$ 1,971$ 1,932$ Interest expense (328) (354) (356) (350) (349) Net interest income 1,605 1,616 1,586 1,621 1,583 Fees & other income 518 575 585 728 623 Equity investment income/(expense) (3) (4) (1) - (6) Other non interest income/(loss) - 26 31 - - Net revenue 2,120 2,213 2,201 2,349 2,200 G&A expense (1,227) (1,109) (1,144) (1,281) (1,353) Other expenses (4,540) (72) (72) (46) (64) Provision for credit losses (1,057) (882) (597) (688) (780) Income/(loss) before taxes (4,704) 150 388 334 3 Income tax (expense)/benefit 1,039 (65) (135) (108) 27 Net income/(loss)(2) (3,665)$ 85$ 253$ 226$ 30$ 1Periods prior to 3Q16 have not been re-cast for the IHC consolidation. Refer to SHUSA 2016 Form 10-K for annual results re-casted for IIHC consolidation. 2Represents net income/(loss) including noncontrolling interest.

23 Annually Trended Statement of Operations (US $ Millions) 2012 2013 2014 2015 2016 Interest income 3,081$ 2,707$ 7,331$ 8,138$ 7,990$ Interest expense (949) (837) (1,088) (1,237) (1,425) Net interest income 2,132 1,870 6,243 6,901 6,565 Fees & other income 1,013 1,111 2,607 2,886 2,709 Equity investment (expense)/income 429 438 8 (9) (11) Other non interest income 102 3 2,444 19 58 Net revenue 3,676 3,422 11,302 9,797 9,321 G&A expense (1,995) (2,215) (3,777) (4,723) (5,122) Other expenses (492) (170) (358) (4,649) (264) Provisions for credit losses (473) (108) (2,460) (4,080) (2,980) Income/(loss) before taxes 716 929 4,707 (3,655) 955 Income tax (expense)/benefit 32 (145) (1,673) 600 (314) Net income1/(loss) 748$ 784$ 3,034$ (3,055)$ 641$ 2012 2013 2014 2015 2016 Net interest margin 2.43% 2.30% 6.21% 6.11% 5.66%

24 2 2 Non-GAAP to GAAP Reconciliations1 1Periods prior to 3Q16 have not been re-cast for the IHC consolidation. Refer to SHUSA Form 10-K for annual results re-casted for IHC consolidation $55,756 $56,638 $57,059 $57,114 $57,548 0.46% 0.48% 0.47% 0.39% 0.39% 0.30% 0.35% 0.39% 0.44% 0.48% 0.53% 4Q15 1Q16 2Q16 3Q16 4Q16 Total Deposits Avg. Interest Cost $ Millions 4Q15 1Q16 2Q16 3Q16 4Q16 SHUSA Pre-Tax Pre-Provision Income/(Loss) Pre-tax income/(loss), as reported (4,704)$ 150$ 388$ 334$ 3$ Add back: Provision for credit losses 1,057 882 597 688 780 Pre-Tax Pre-Provision Income/(Loss) (3,647)$ 1,032$ 985$ 1,022$ 783$ $ Millions 2012 2013 2014 2015 2016 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 716$ 977$ 4,707$ (3,655)$ 955$ Add back: Provision for credit losses 473 108 2,460 4,080 2,980 Pre-Tax Pre-Provision Income 1,189$ 1,085$ 7,167$ 425$ 3,935$

25 2 2 1 1Periods prior to 3Q16 have not been recast for the IHC consolidation . Refer to SHUSA 2016 Form 10-K for annual results re-casted for IHC consolidation. 2Basel III ratios on a transition basis under the standardized approach starting in 2Q15. Non-GAAP to GAAP Reconciliations1,2 $ Millions 4Q15 1Q16 2Q16 3Q16 4Q16 Common Equity Tier 1 to Risk-Weighted Assets (1) Tier 1 Common 12,973$ 12,644$ 12,750$ 15,153$ 15,136$ Risk-Weighted Assets 108,455 106,446 106,446 107,310 104,334 Ratio 12.0% 11.9% 12.4% 14.1% 14.5% Tier 1 Leverage (1) Tier 1 Capital 14,657$ 14,281$ 14,401$ 16,866$ 16,844$ 126,636 123,964 124,498 135,155 134,534$ Ratio 11.6% 11.5% 11.6% 12.5% 12.5% Tier 1 Risk-Based (1) Tier 1 Capital 14,657$ 14,281$ 14,401$ 16,866$ 16,844$ Risk-Weighted Assets 108,455 106,446 102,967 107,310 104,334$ Ratio 13.5% 13.4% 14.0% 15.7% 16.1% Total Risk-Based (1) Risk-Based Capital 16,637$ 16,288$ 16,270$ 18,834$ 18,775$ Risk-Weighted Assets 108,455 106,446 102,967 107,310 104,334$ Ratio 15.4% 15.3% 15.8% 17.6% 18.0% Average total assets for leverage capital

26 2 2 SBNA: Quarterly Profitability US $ millions 1See non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM) Pre-Tax Income/(Loss) ($MM) Net Income/(Loss) ($MM) 81 100 104 114 47 0 20 40 60 80 100 120 140 4Q15 1Q16 2Q16 3Q16 4Q16 424 434 438 433 426 2.19% 2.22% 2.24% 2.33% 2.30% 0 100 200 300 400 500 4Q15 1Q16 2Q16 3Q16 4Q16 NII Net Interest Margin 11 (20) 104 126 23 -25 0 25 50 75 100 125 150 4Q15 1Q16 2Q16 3Q16 4Q16 12 (17) 93 91 (15) -20 5 30 55 80 105 4Q15 1Q16 2Q16 3Q16 4Q16

27 2 2 SBNA: Quarterly Trended Statement of Operations (US$ in Millions) 4Q15 1Q16 2Q16 3Q16 4Q16 Interest income 564$ 576$ 565$ 541$ 527$ Interest expense (140) (142) (127) (108) (101) Net interest income 424 434 438 433 426 Fees & other income 276 227 240 248 213 Other non-interest (loss)/income - 26 31 - - Net revenue 700 687 709 681 639 General & administrative expenses (603) (537) (540) (539) (544) Other expenses (16) (50) (65) (28) (48) Release of/(Provision for) credit losses (70) (120) - 12 (24) Income/(loss) before taxes 11 (20) 104 126 23 Income tax (expense)/benefit 1 3 (11) (35) (38) Net income/(loss) 12$ (17)$ 93$ 91$ (15)$ 4Q15 1Q16 2Q16 3Q16 4Q16 Net interest margin 2.19% 2.22% 2.24% 2.33% 2.30%

28 2 2 SBNA: Quarterly Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 22,102$ 1.18% 22,018$ 1.32% 84$ -0.14% 25,320$ 1.70% Loans 52,988 3.50% 53,530 3.51% (542) -0.01% 53,661 3.43% Allowance for loan losses (597) --- (633) --- 36 --- (567) --- Other assets 10,147 --- 10,597 --- (450) --- 11,190 --- TOTAL ASSETS 84,640$ 2.50% 85,512$ 2.54% (872)$ -0.04% 89,604$ 2.53% Interest-bearing demand deposits 9,845 0.23% 9,780 0.24% 65 -0.01% 11,451 0.51% Noninterest-bearing demand deposits 11,861 --- 11,439 --- 422 --- 9,804 --- Savings 4,053 0.12% 4,099 0.12% (46) 0.00% 3,932 0.12% Money market 27,398 0.46% 26,977 0.48% 421 -0.02% 25,791 0.52% Certificates of deposit 8,074 0.95% 8,357 0.91% (283) 0.04% 8,152 0.90% Borrowed funds 8,140 2.10% 9,438 2.06% (1,298) 0.04% 15,143 1.89% Other liabilities 1,709 --- 1,791 --- (82) --- 1,846 --- Equity 13,560 --- 13,631 --- (71) --- 13,485 --- TOTAL LIABILITIES & SE 84,640$ 0.47% 85,512$ 0.50% (872)$ -0.03% 89,604$ 0.62% NET INTEREST MARGIN 2.30% 2.33% -0.03% 2.19% 4Q16 4Q153Q16 Change

29 2 2 SBNA: Funding – Deposits* 1Represents average quarterly balances *SBNA total deposits less the SHUSA cash deposit held at SBNA. Average Non Maturity Deposit Balances 1 ($Mn) $47,604 $47,624 $48,282 $48,757 $49,474 0.40% 0.41% 0.39% 0.31% 0.30% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 4Q15 1Q16 2Q16 3Q16 4Q16 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $55,756 $56,638 $57,059 $57,114 $57,548 0.46% 0.48% 0.47% 0.39% 0.39% 0.30% 0.35% 0.39% 0.44% 0.48% 0.53% 4Q15 1Q16 2Q16 3Q16 4Q16 Total Deposits Avg. Interest Cost

30

SBNA: Asset Quality

Commercial Banking[1]


$5.4 $5.5 $5.5 $5.7 $6.0 $6.2 $6.5 $6.5 $6.3
1.4% 1.6% 1.4% 1.1% 1.1% 1.5% 1.6% 1.4% 1.6%
0.3% 0.5% 0.4% 0.4% 0.5% 0.2% 0.1% 0.4% 1.3%
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

Global Corporate Banking[2]


$8.3 $9.5 $10.1 $9.7 $10.0 $10.1 $9.4 $8.4 $7.9
0.0% 0.0% 0.0% 0.1% 0.2% 0.6% 0.7% 0.8% 0.0%
0.0% 0.0% 0.0% 0.0% 0.3% 0.3% 0.3% 0.3% 0.4%
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

Other Commercial[3]


$6.4 $6.8 $6.7 $6.8 $7.1 $7.4 $7.6 $7.6 $7.6
0.3% 0.3% 0.3% 0.3% 0.4% 1.9% 1.6% 1.2% 1.3%
0.4% 0.3% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.1%
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

Other Consumer[4]


$1.9 $1.8 $1.7 $1.7 $1.7 $1.6 $1.6 $1.6 $1.6
2.6% 2.6% 2.5% 2.6% 2.7% 2.7% 2.8% 2.9% 3.1%
2.2% 2.2% 2.0% 2.0% 1.8% 1.7% 1.7% 1.8% 1.9%
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16

Outstandings | NPL* to Total Loans | Net Charge-Offs**

*NPL = Nonaccruing loans *plus* accruing loans 90+ DPD
**NCO = Rolling 12-month average for that quarter and the prior 3 quarters

US $ Billions

[1]Commercial Banking = Non-CRE total for Business Banking, Middle Market, Equipment Finance & Leasing and Commercial Banking NCE.
[2]Global Corporate Banking = Non-CRE total for Global Corporate Banking.
[3]Other Commercial = Non CRE total for all other Commercial Business segments.
[4]Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off.

Santander

31 Santander Real Estate Capital Commercial Real Estate1 Home Equity Mortgages Outstandings NPL* to Total Loans Net Charge-Offs** SBNA: Asset Quality *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (SREC segment included in separate graph). US $ Billions $5.6 $5.8 $5.9 $5.8 $6.0 $6.6 $6.6 $6.5 $6.5 2.2% 1.9% 1.3% 1.3% 1.3% 1.7% 1.6% 1.2% 1.2% 0.5% 0.2% 0.4% 0.1% 0.2% 0.2% 0.0% -0.1% 0.0% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 $10.0 $9.7 $9.7 $10.7 $10.5 $10.3 $10.1 $9.8 $9.3 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 4Q14 Q15 2Q15 3Q 5 4Q15 1Q16 2Q16 3Q16 4Q16 $7.0 $7.0 $6.8 $6.7 $6.5 $6.4 $6.6 $6.7 $7.0 3.3% 3.0% 2.9% 2.8% 2.7% 2.6% 2.4% 2.2% 2.3% 1.2% 1.3% 1.3% 0.3% 0.2% 0.2% 0.2% 0.1% 0.1% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 $6.0 $6.0 $6.0 $6.0 $6.0 $5.9 $5.9 $5.9 $5.9 1.9% 1. % 1.8% 1.7% 1.8% 1.8% 1.7% 1.7% 1.7% 0.4% 0.3% 0.3% 0.3% 0.3% 0.3% 0.3% 0.3% 0.2% 4Q14 Q15 2Q15 3Q 5 4Q15 Q16 2Q16 3Q 6 4Q 6

32 2 2 SBNA: Capital Ratios 1Fully phased-in under the standardized approach - see SHUSA 2016 Form 10-K. Under fully phased-in US Basel III rule1, CET1 ratio as of 4Q16 was 15.8% 13.8% 13.9% 14.9% 15.7% 16.2% 4Q15 1Q16 2Q16 3Q16 4Q16 13.8% 13.9% 14.9% 15.7% 16.2% 4Q15 1Q16 2Q16 3Q16 4Q16 11.5% 11.3% 11.4% 12.3% 12.3% 4Q15 1Q16 2Q16 3Q16 4Q16 15.1% 15.4% 16.2% 17.0% 17.4% 4Q15 1Q16 2Q16 3Q16 4Q16 Common Equity Tier 1 Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio

33 2 2 1 SBNA: Non-GAAP to GAAP Reconciliations1 1Basel III ratios on a transition basis under the standardized approach starting in 2Q15. $ Millions 4Q15 1Q16 2Q16 3Q16 4Q16 Tier 1 Common to Risk-Weighted Assets Tier 1 Common Capital 9,858$ 9,813$ 9,876$ 10,025$ 10,006$ Risk-Weighted Assets 71,395 70,512 66,357 64,015 61,886 Ratio 13.8% 13.9% 14.9% 15.7% 16.2% Tier 1 Leverage Tier 1 Capital 9,858$ 9,813$ 9,876$ 10,025$ 10,006$ 86,028 87,066 86,358 81,815 81,076 Ratio 11.5% 11.3% 11.4% 12.3% 12.3% Tier 1 Risk-Based Tier 1 Capital 9,858$ 9,813$ 9,876$ 10,025$ 10,006$ Risk-Weighted Assets 71,395 70,512 66,357 64,015 61,886 Ratio 13.8% 13.9% 14.9% 15.7% 16.2% Total Risk-Based Risk-Based Capital 10,776$ 10,827$ 10,771$ 10,874$ 10,759$ Risk-Weighted Assets 71,395 70,512 66,357 64,015 61,886 Ratio 15.1% 15.4% 16.2% 17.0% 17.4% Average total assets for leverage capital purposes

34 SBNA: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 4Q15 1Q16 2Q16 3Q16 4Q16 Santander Bank Texas Ratio Total Equity 13,326$ 13,456$ 13,576$ 13,610$ 13,418$ Less: Goodwill and other intangibles (excluding MSRs) (3,732) (3,723) (3,716) (3,681) (3,664) Preferred stock - - - - - Add: Allowance for loan losses 572 643 640 616 533 Total Equity and Loss Allowances for Texas Ratio 10,166$ 10,376$ 10,500$ 10,545$ 10,287$ Nonperforming Assets 550$ 747$ 748$ 648$ 618$ 90+ DPD accruing 2 2 2 3 3 Accruing TDRs 323 364 364 356 353 Total Nonperforming Assets 875$ 1,113$ 1,114$ 1,007$ 974$ Texas Ratio 8.6% 10.7% 10.6% 9.5% 9.5%

35 2 2 SBNA: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 4Q15 1Q16 2Q16 3Q16 4Q16 Santander Bank Pre-Tax Pre-Provision Income Pre-tax income, as reported 11$ (20)$ 104$ 126$ 23$ Add back: Provision for credit losses 70 120 - (12) 24 Pre-Tax Pre-Provision Income 81$ 100$ 104$ 114$ 47$